             As filed with the Securities and Exchange Commission on

                                  June 11, 2001

                           Registration No. 333-58650
  -----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                   FORM SB-2/A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  PRE-EFFECTIVE
                                 AMENDMENT NO. 2

                             ----------------------

                         FIRST WASHINGTON FINANCIALCORP
             (Exact name of Registrant as Specified in Its Charter)

                                   NEW JERSEY
         (State or other jurisdiction of incorporation or organization)

                                   52-2150671
                     (I.R.S. Employer Identification Number)

                           US ROUTE 130 & MAIN STREET
                            WINDSOR, NEW JERSEY 08561
                                 (609) 426-1000
          (Address, including zip code, and telephone number, including area code, of agent for service)

                         C. HERBERT SCHNEIDER, PRESIDENT
                         FIRST WASHINGTON FINANCIALCORP
                           US ROUTE 130 & MAIN STREET
                            WINDSOR, NEW JERSEY 08561
                                 (609) 426-1000
            (Name, address, including zip code and telephone number,
                   including area codes, of agent for service)

                                 WITH A COPY TO
                            ROBERT A. SCHWARTZ, ESQ.
                         WINDELS MARX LANE & MITTENDORF
                             120 ALBANY STREET PLAZA
                         NEW BRUNSWICK, NEW JERSEY 08901
                                 (732) 846-7600

         Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

         If any securities being registered on this form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box
                                                         [X]____________________

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
                                                         [ ]____________________

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
                                                         [ ]____________________

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
                                                         [ ]____________________

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.
                                                         [ ]____________________

Item 27.  Exhibits

                                Exhibits List
                                -------------

Number    Description of Exhibits
------    -----------------------

3.1       Certificate of Incorporation of First Washington FinancialCorp,
          a New Jersey corporation(1)
3.2       Certificate of Incorporation of First Washington State Bank(1)
3.3       Bylaws of First Washington FinancialCorp(1)
3.4       Bylaws of First Washington State Bank(1)
4.1       Form of Common Stock Certificate(1)
4.2       1997 Stock Option Plan(1)
4.3       1999 Stock Option Plan(1)
5         Opinion of Windels Marx Lane & Mittendorf, LLP(1)
10 Change of Control Agreement between First Washington(1) FinancialCorp. and C. Herbert Schneider(1)
21        Subsidiaries of the Registrant(1)
23.1      Consent of Windels Marx Lane & Mittendorf, LLP (see Exhibit 5)(1)
23.2      Consent of  Grant Thornton LLP, as auditor to First Washington
          FinancialCorp
24        Power of Attorney(1)
99(a)     Form of Subscription Agreement(1)
99(b)     Form of Cover Letter(1)
99(c)     Form of Question & Answer Brochure(1)

(1)       Previously filed.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Windsor, State of New Jersey, on the 11th day of June, 2001.


                                               FIRST WASHINGTON FINANCIALCORP

                                               /s/ Abraham S. Opatut
                                               ---------------------
                                               ABRAHAM S. OPATUT
                                               Chairman of the Board


                                              /s/ Harry Horowitz
                                              ------------------
                                              HARRY HOROWITZ
                                              Vice Chairman of the Board


                                              /s/ James N. Corcodilos
                                              -----------------------
                                              JAMES N. CORCODILOS
                                              Director


                                              /s/ James R. Johnson, Jr.
                                              -------------------------
                                              JAMES R. JOHNSON, JR.
                                              Director


                                              /s/ Jerry Kokes
                                              ---------------
                                              JERRY KOKES
                                              Director


                                              /s/ Joe J. Mayes
                                              ----------------
                                              JOE J. MAYES
                                              Director


                                              /s/ C. Herbert Schneider
                                              ------------------------
                                              C. HERBERT SCHNEIDER
                                              President, Chief Executive Officer
                                              and Director
                                              (Principal Executive Officer)

                                              /s/ Ross Wishnick
                                              -----------------
                                              ROSS WISHNICK
                                              Director

                                              /s/ Lewis H. Foulke
                                              -------------------
                                              LEWIS H. FOULKE
                                              Vice President - Treasurer
                                              (Principle Financial
                                               and Accounting Officer)




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